UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Atmos Energy Corporation

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Your Vote Counts!
ATMOS ENERGY CORPORATION
2022 Annual Meeting
Vote by February 8, 2022 11:59 PM ET. For shares held in a
Plan, vote by February 4, 2022 11:59 PM ET.
ATMOS ENERGY CORPORATION C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

D63722-P64082

You invested in ATMOS ENERGY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 9, 2022.

Get informed before you vote

View the Notice and Proxy Statement and our Annual Report, including our Form 10-K online, OR you can receive a free paper or email copy of the material(s) by requesting prior to January 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. ELECTION OF DIRECTORS

Nominees:
1a. J. Kevin Akers	For

1b. Kim R. Cocklin	For

1c. Kelly H. Compton	For

1d. Sean Donohue	For

1e. Rafael G. Garza	For

1f. Richard K. Gordon	For

1g. Nancy K. Quinn	For

1h. Richard A. Sampson	For

1i. Diana J. Walters	For

1j. Frank Yoho	For

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022.	For

3. Proposal for an advisory vote by shareholders to approve the compensation of the Company’s named executive officers for fiscal 2021 (“Say-on-Pay”).	For

4. Proposal for an advisory vote on frequency of vote on Say-on-Pay in future years (“Say-on-Frequency”).	Year

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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